                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 28, 1997

                               CISCO SYSTEMS, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        California                       0-18225               77-0059951
- ----------------------------            ----------          -------------------
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)


255 West Tasman Drive, San Jose, California                       95134
- -------------------------------------------                     ----------
(Address of principal executive offices)                        (Zip Code)


Company's telephone number, including area code:   (408) 526-4000


         (Former name or former address, if changed since last report.)


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ITEM 5.        OTHER EVENTS

               On September 2, 1997, the Registrant purchased all of the outstanding common stock of DAGAZ Technologies, Inc., a California corporation ("DAGAZ"), from Integrated Network Corporation, a Delaware corporation ("INC"), for a purchase price of $108,017,000 in cash and the assumption of INC stock options and shares held by certain DAGAZ personnel. Copies of the press releases issued by the Registrant on July 28, 1997, and September 2, 1997, concerning the foregoing transaction are filed herewith as Exhibits 20.1 and 20.2, and are incorporated herein by reference.



                                       2.

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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

               (a) Financial Statements of Businesses Acquired. Not applicable.

               (b)    Pro Forma Financial Information. Not applicable.

               (c)    Exhibits:


               Exhibit
               Number
               -------

               20.1 Press Release of the Registrant, dated July 28, 1997, announcing the Registrant's agreement to acquire certain assets of INC.

               20.2 Press Release of the Registrant, dated September 2, 1997, announcing the completion of the Registrant's acquisition of certain assets of INC.



                                       3.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CISCO SYSTEMS, INC.


Dated:  September 3, 1997            By:    /s/ LARRY R. CARTER
                                            ------------------------------------
                                            Larry R. Carter, Vice President,
                                            Finance and Administration, Chief
                                            Financial Officer and Secretary



                                       4.

                                  EXHIBIT INDEX

                             DESCRIPTION OF DOCUMENT

Exhibit
Number
- ------

20.1    Press Release of the Registrant, dated July 28, 1997, announcing the
        Registrant's agreement to acquire certain assets of INC.

20.2 Press Release of the Registrant, dated September 2, 1997, announcing the completion of the Registrant's acquisition of certain assets of INC.



                                       5.